Exhibit 10.18 (b)

AMENDMENT TO EMPLOYMENT AGREEMENT

AMENDATORY AGREEMENT made this 8th day of February, 2011, by and between MAGLA PRODUCTS, L.L.C., a New Jersey limited liability company ("Magla Products") and ALISON CARPINELLO ("Employee"),

RECITALS:

                         WHEREAS:

(1) Magla Products and Employee entered into an employment agreement on June 20, 2009 ("Employment Agreement"); and

(2) Magla Products is entering into a transaction with. Magla International, L.L.C. ("Magla International") whereby Magla Products is transferring certain of its operating assets to Magla International and Magla International is assuming certain of Magla Products' liabilities in consideration for all of the membership interests of Magla International and in connection therewith, Magla International will operate the business previously operated by Magla Products; and

                                (3) Ads in Motion, Inc., is the sole member of Magla International,

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

(1) Paragraph 3(a) of the Employment Agreement is amended by adding the following sentence at the end: "Employee shall also serve as Chief Financial Officer and Vice President of Ads in Motion, Inc., without any additional compensation, unless Ads in Motion, Inc. agrees otherwise."

(2) The Employment Agreement is also amended in order that the term: "Magla" refers to Magla International and not Magla Products as of the date hereof in order that Magla International shall be the employer of Employee.

(3) The "RECITALS" set forth above are incorporated into this amendment and made a part hereof.

(4) Except as herein modified, the Employment Agreement is in all other respects ratified and confirmed.

IN WITNESS WHEREOF, the parties have duly executed this employment agreement the day and year first above written.

MAGLA INTERNATIONAL, L.L.C.		MAGLA PRODUCTS, L.L.C.
"Magla International"		"Magla Products"

By:	/s/ Jordan Glatt	By:	/s/ Jordan Glatt
	Jordan Glatt, President and		Jordan Glatt, President
Chief Executive Officer
/s/ Alison Carpinello
Alison Carpinello - "Employee"